Exhibit 4.2

MARTIN MARIETTA MATERIALS, INC.,

as Issuer

and

Regions Bank, as Trustee

SIXTH SUPPLEMENTAL INDENTURE

Dated as of August 14, 2026

to

INDENTURE

Dated as of May 22, 2017

4.850% Senior Notes due 2029

5.200% Senior Notes due 2032

5.400% Senior Notes due 2034

5.625% Senior Notes due 2036

6.375% Senior Notes due 2056

i

ARTICLE V

Original Issue of Notes

SECTION 5.1	Original Issue of Notes	21

ARTICLE VI

Miscellaneous

SECTION 6.1	Ratification of Indenture	21
SECTION 6.2	Effect of Supplemental Indenture	21
SECTION 6.3	Trustee Not Responsible for Recitals	22
SECTION 6.4	Governing Law	22
SECTION 6.5	Separability	22
SECTION 6.6	Counterparts	22

ii

SIXTH SUPPLEMENTAL INDENTURE, dated as of August 14, 2026 (this “Supplemental Indenture”), between Martin Marietta Materials, Inc., a corporation duly organized and existing under the laws of the State of North Carolina, having its principal office at 4123 Parklake Avenue, Raleigh, North Carolina 27612 (the “Corporation”), and Regions Bank, as trustee (the “Trustee”).

WHEREAS, the Corporation executed and delivered the indenture, dated as of May 22, 2017, to the Trustee (the “Indenture”), to provide for the issuance of the Corporation’s debt securities (the “Securities”), to be issued in one or more Series;

WHEREAS, pursuant to the terms of the Indenture, the Corporation desires to provide for the establishment of (i) a new Series of its notes under the Indenture to be known as its “4.850% Senior Notes due 2029”, (ii) a new Series of its notes under the Indenture to be known as its “5.200% Senior Notes due 2032”, (iii) a new Series of its notes under the Indenture to be known as its “5.400% Senior Notes due 2034”, (iv) a new Series of its notes under the Indenture to be known as its “5.625% Senior Notes due 2036” and (v) a new Series of its notes under the Indenture to be known as its “6.375% Senior Notes due 2056”, the form and substance and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;

WHEREAS, the Board of Directors of the Corporation, pursuant to (i) resolutions of the Board of Directors of the Corporation duly adopted on June 26, 2026 and (ii) resolutions of the authorized officer of the Corporation duly adopted on August 11, 2026, has duly authorized the issuance of the Notes, and has duly authorized the proper officers of the Corporation to execute any and all appropriate documents necessary or appropriate to effect each such issuance;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Section 2.3 and Section 9.1(6) of the Indenture;

WHEREAS, the Corporation has requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Corporation, in accordance with its terms, and to make the Notes, when executed by the Corporation and authenticated and delivered by the Trustee, the valid obligations of the Corporation, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects.

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes and to make other modifications to the Indenture pertaining to the Notes, the Corporation and the Trustee hereby enter into this Supplemental Indenture, which modifies the Indenture with respect to (and only with respect to) the Notes, as follows:

ARTICLE I

Definitions

SECTION 1.1 Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Indenture has the same meaning when used in this Supplemental Indenture;

(b) the singular includes the plural and vice versa; and

(c) headings are for convenience of reference only and do not affect interpretation.

SECTION 1.2 Additional Definitions. Solely for the purposes of this Supplemental Indenture in connection with the Notes, the following terms shall have the following meanings:

“2029 Interest Payment Date” means an Interest Payment Date in respect of the 2029 Notes.

“2029 Notes” means the Initial 2029 Notes issued and any additional 4.850% Senior Notes due 2029 issued, treated as a single Series.

“2029 Par Call Date” means July 15, 2029.

“2032 Interest Payment Date” means an Interest Payment Date in respect of the 2032 Notes.

“2032 Notes” means the Initial 2032 Notes issued and any additional 5.200% Senior Notes due 2032 issued, treated as a single Series.

“2032 Par Call Date” means December 30, 2031.

“2034 Interest Payment Date” means an Interest Payment Date in respect of the 2034 Notes.

“2034 Notes” means the Initial 2034 Notes issued and any additional 5.400% Senior Notes due 2034 issued, treated as a single Series.

“2034 Par Call Date” means November 30, 2033.

“2036 Interest Payment Date” means an Interest Payment Date in respect of the 2036 Notes.

“2036 Notes” means the Initial 2036 Notes issued and any additional 5.625% Senior Notes due 2036 issued, treated as a single Series.

“2036 Par Call Date” means May 15, 2036.

“2056 Interest Payment Date” means an Interest Payment Date in respect of the 2056 Notes.

“2056 Notes” means the Initial 2056 Notes issued and any additional 6.375% Senior Notes due 2056 issued, treated as a single Series.

“2056 Par Call Date” means February 15, 2056.

“Acquisition” means the Corporation’s acquisition of all of the outstanding equity interests in LNA pursuant to the Securities Sale Agreement.

“Attributable Debt” for a lease means the carrying value of the capitalized rental obligation determined under U.S. generally accepted accounting principles, whether or not such obligation is required to be shown on the balance sheet as a long-term liability. The carrying value may be reduced by the capitalized value of the rental obligations, calculated on the same basis, that any sublessee has for all or part of the same property. A lease obligation shall be counted only once even if the Corporation and one or more of its Subsidiaries may be responsible for the obligation.

“Below Investment Grade Rating Event” means the rating on the applicable Series of Notes is lowered by at least two of the three Rating Agencies and the applicable Series of Notes is rated below an Investment Grade Rating by at least two of the three Rating Agencies on any day during the period (which period shall be extended so long as the rating of the applicable Series of Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) commencing 60 days prior to the first public notice of the earlier of the Corporation’s intention to effect a Change of Control and the occurrence of a Change of Control and ending 60 days following consummation of such Change of Control.

“Capital Expenditures” means, for any period, any expenditures of the Corporation or its Subsidiaries during such period that, in conformity with U.S. generally accepted accounting principles consistently applied, are required to be included in fixed asset accounts as reflected in the consolidated balance sheet of the Corporation and its Subsidiaries.

“Change of Control” means:

(1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or group (as used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the Corporation’s Voting Stock, measured by voting power rather than number of shares;

(2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any Person or group of related Persons for the purpose of Section 13(d)(3) of the Exchange Act, together with any affiliates thereof, other than any such sale, lease, exchange or other transfer to one or more of the Corporation’s Subsidiaries (whether or not otherwise in compliance with the provisions of the Indenture and this Supplemental Indenture); or

(3) the adoption of a plan relating to the liquidation, dissolution or winding up of the Corporation.

Notwithstanding the foregoing, a transaction effected to create a holding company for the Corporation shall not be deemed to involve a Change of Control if (a) pursuant to such transaction the Corporation becomes a wholly owned subsidiary of such holding company and (b) the holders of the outstanding Voting Stock of such holding company immediately following such transaction are the same as the holders of the Corporation’s outstanding Voting Stock immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Consolidated Net Tangible Assets” means, as of any date of determination, total assets less:

(1) total current liabilities (excluding any Debt which, at the option of the borrower, is renewable or extendible to a term exceeding 12 months and which is included in current liabilities and further excluding any deferred income taxes which are included in current liabilities), and

(2) goodwill, patents and trademarks,

all as stated on the Corporation’s most recent publicly available consolidated balance sheet preceding such date of determination.

“Fitch” means Fitch Ratings, Inc. and its successors.

“Initial 2029 Notes” means $750 million aggregate principal amount of the Corporation’s 4.850% Senior Notes due 2029 issued under this Supplemental Indenture and the Indenture on the date hereof substantially in the form set forth in Exhibit A hereto.

“Initial 2032 Notes” means $1,250 million aggregate principal amount of the Corporation’s 5.200% Senior Notes due 2032 issued under this Supplemental Indenture and the Indenture on the date hereof substantially in the form set forth in Exhibit B hereto.

“Initial 2034 Notes” means $1,000 million aggregate principal amount of the Corporation’s 5.400% Senior Notes due 2034 issued under this Supplemental Indenture and the Indenture on the date hereof substantially in the form set forth in Exhibit C hereto.

“Initial 2036 Notes” means $1,500 million aggregate principal amount of the Corporation’s 5.625% Senior Notes due 2036 issued under this Supplemental Indenture and the Indenture on the date hereof substantially in the form set forth in Exhibit D hereto.

“Initial 2056 Notes” means $1,000 million aggregate principal amount of the Corporation’s 6.375% Senior Notes due 2056 issued under this Supplemental Indenture and the Indenture on the date hereof substantially in the form set forth in Exhibit E hereto.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent under any successor rating categories) by Moody’s, BBB- (or the equivalent under any successor rating categories) by S&P and BBB- (or the equivalent under any successor rating categories) by Fitch and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Corporation.

“LNA” means Lhoist North America, Inc., a Delaware corporation and a wholly-owned direct subsidiary of LNA Holding.

“LNA Holding” means LNA Holding SRL, a société à responsabilité limitée organized under the laws of Belgium.

“Long-Term Debt” means Debt that by its terms matures on a date more than 12 months after the date it was created or Debt that the obligor may extend or renew without the obligee’s consent to a date more than 12 months after the Debt was created.

“Maturity Date” means, with respect to the principal of such Note of the applicable Series, repayable on such date, the Stated Maturity Date, the Optional Redemption Date or the repurchase date pursuant to Section 3.3.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Notes” means, collectively, the 2029 Notes, 2032 Notes, 2034 Notes, 2036 Notes and 2056 Notes.

“Optional Redemption Date” means (i) with respect to the 2029 Notes, a 2029 Optional Redemption Date, (ii) with respect to the 2032 Notes, a 2032 Optional Redemption Date, (iii) with respect to the 2034 Notes, a 2034 Optional Redemption Date, (iv) with respect to the 2036 Notes, a 2036 Optional Redemption Date and (v) with respect to the 2056 Notes, a 2056 Optional Redemption Date.

“Par Call Date” means (i) with respect to the 2029 Notes, the 2029 Par Call Date, (ii) with respect to the 2032 Notes, the 2032 Par Call Date, (iii) with respect to the 2034 Notes, the 2034 Par Call Date, (iv) with respect to the 2036 Notes, the 2036 Par Call Date and (v) with respect to the 2056 Notes, the 2056 Par Call Date.

“Principal Property” means any mining and quarrying or manufacturing facility located in the United States and owned by the Corporation or by one or more Restricted Subsidiaries on the Issue Date of the Notes and which has, as of the date the Lien is incurred, a net book value (after deduction of depreciation and other similar charges) greater than 3% of Consolidated Net Tangible Assets, except:

(1) any such facility or property which is financed by obligations of any State, political subdivision of any State or the District of Columbia under terms which permit the interest payable to the holders of the obligations to be excluded from gross income as a result of the plant, facility or property satisfying the conditions of Section 103(b)(4)(C), (D), (E), (F) or (H) or Section 103(b)(6) of the Internal Revenue Code of 1954 or Section 142(a) or Section 144(a) of the Internal Revenue Code of 1986, or of any successors to such provisions; or

(2) any such facility or property which, in the opinion of the Board of Directors of the Corporation, is not of material importance to the total business conducted by the Corporation and its Subsidiaries taken as a whole.

Notwithstanding the foregoing, the chief executive officer or chief financial officer of the Corporation may at any time declare any mining and quarrying or manufacturing facility or other property to be a Principal Property by delivering a certificate to that effect to the Trustee.

“Rating Agency” means (1) each of Moody’s, S&P and Fitch and (2) if any of Moody’s, S&P or Fitch ceases to rate the applicable Series of Notes or fails to make a rating of such Series publicly available for reasons outside the control of the Corporation, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by the Corporation (as certified by a resolution of the Board of Directors of the Corporation) to act as a replacement agency for Moody’s, S&P or Fitch, or all of them, as the case may be.

“Restricted Property” means any Principal Property, any Debt of a Restricted Subsidiary owned by the Corporation or a Restricted Subsidiary on the Issue Date of the Notes or thereafter if secured by a Principal Property (including any property received upon a conversion or exchange of such debt), or any shares of stock of a Restricted Subsidiary owned by the Corporation or a Restricted Subsidiary (including any property or shares received upon a conversion, stock split or other distribution with respect to the ownership of such stock).

“Restricted Subsidiary” means a Subsidiary that has substantially all of its assets located in, or carries on substantially all of its business in, the United States and that owns a Principal Property. Notwithstanding the preceding sentence, a Subsidiary shall not be a Restricted Subsidiary during such period of time as it has shares of capital stock registered under the Exchange Act or it files reports and other information with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

“Sale-Leaseback Transaction” means an arrangement whereby the Corporation or a Restricted Subsidiary sells or transfers a Principal Property and contemporaneously leases it back for a lease greater than three years.

“Securities Sale Agreement” means the Securities Sale Agreement, dated as of June 27, 2026, by and between the Corporation and LNA Holding, as amended, supplemented or otherwise modified from time to time.

“Stated Maturity Date”, when used with respect to any Note, means the date specified in such Note as the fixed date on which the principal amount of such Note is due and payable.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Treasury Rate” means, with respect to any Optional Redemption Date, the yield determined by the Corporation in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Corporation after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Optional Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Corporation shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Optional Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the applicable Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the applicable Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Optional Redemption Date.

If on the third Business Day preceding the Optional Redemption Date H.15 TCM is no longer published, the Corporation shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Optional Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Corporation shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Corporation shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

SECTION 1.3 Other Definitions.

Term	Defined in Section

2029 Optional Redemption Date	Section 2.8(a)(i)(A)
2032 Optional Redemption Date	Section 2.9(a)(i)(A)
2034 Optional Redemption Date	Section 2.10(a)(i)(A)
2036 Optional Redemption Date	Section 2.11(a)(i)(A)
2056 Optional Redemption Date	Section 2.12(a)(i)(A)
Change of Control Offer	Section 3.3
Change of Control Payment Date	Section 3.3(a)
Corporation	Preamble
existing Lien	Section 3.1(vi)
Indenture	Preamble
Securities	Preamble
SMR Outside Date	Section 2.13
Special Mandatory Redemption Date	Section 2.13
Supplemental Indenture	Preamble
Trigger Date	Section 2.13
Trustee	Preamble

ARTICLE II

General Terms and Conditions of the Notes

SECTION 2.1 Designation and Principal Amount. There is hereby authorized and established a Series of Securities under the Indenture, designated as the “4.850% Senior Notes due 2029”, which is not limited in aggregate principal amount. There is also hereby authorized and established a Series of Securities under the Indenture, designated as the “5.200% Senior Notes due 2032”, which is not limited in aggregate principal amount. There is also hereby authorized and established a Series of Securities under the Indenture, designated as the “5.400% Senior Notes due 2034”, which is not limited in aggregate principal amount. There is also hereby authorized and established a Series of Securities under the Indenture, designated as the “5.625% Senior Notes due 2036”, which is not limited in aggregate principal amount. There is also hereby authorized and established a Series of Securities under the Indenture, designated as the “6.375% Senior Notes due 2056”, which is not limited in aggregate principal amount. The 2029 Notes, 2032 Notes, 2034 Notes, 2036 Notes and 2056 Notes shall each constitute a separate Series of Securities under the Indenture. The respective aggregate principal amounts of the 2029 Notes, 2032 Notes, 2034 Notes, 2036 Notes and 2056 Notes to be issued shall be as set forth in any Corporation order for the authentication and delivery of the 2029 Notes, 2032 Notes, 2034 Notes, 2036 Notes and 2056 Notes, respectively, pursuant to Section 2.1 of the Indenture.

SECTION 2.2 Maturity. The Stated Maturity Date of principal for the 2029 Notes will be August 15, 2029. The Stated Maturity Date of principal for the 2032 Notes will be January 30, 2032. The Stated Maturity Date of principal for the 2034 Notes will be January 30, 2034. The Stated Maturity Date of principal for the 2036 Notes will be August 15, 2036. The Stated Maturity Date of principal for the 2056 Notes will be August 15, 2056.

SECTION 2.3 Further Issues. The Corporation may from time to time issue additional 2029 Notes with the same terms as the Initial 2029 Notes (other than issue date and, to the extent applicable, the date from which interest will begin to accrue and the first payment of interest) and such additional 2029 Notes will be consolidated, and constitute a single Series of Securities under the Indenture, with the Initial 2029 Notes for all purposes without notice to, or the consent of, the Holders of the Notes; provided, however, that if any additional 2029 Notes so issued will not be fungible with the Initial 2029 Notes for federal income tax purposes, such additional 2029 Notes will have a separate CUSIP number and ISIN, as applicable, from the Initial 2029 Notes.

The Corporation may also from time to time issue additional 2032 Notes with the same terms as the Initial 2032 Notes (other than issue date and, to the extent applicable, the date from which interest will begin to accrue and the first payment of interest) and such additional 2032 Notes will be consolidated, and constitute a single Series of Securities under the Indenture, with the Initial 2032 Notes for all purposes without notice to, or the consent of, the Holders of the Notes; provided, however, that if any additional 2032 Notes so issued will not be fungible with the Initial 2032 Notes for federal income tax purposes, such additional 2032 Notes will have a separate CUSIP number and ISIN, as applicable, from the Initial 2032 Notes.

The Corporation may also from time to time issue additional 2034 Notes with the same terms as the Initial 2034 Notes (other than issue date and, to the extent applicable, the date from which interest will begin to accrue and the first payment of interest) and such additional 2034 Notes will be consolidated, and constitute a single Series of Securities under the Indenture, with the Initial 2034 Notes for all purposes without notice to, or the consent of, the Holders of the Notes; provided, however, that if any additional 2034 Notes so issued will not be fungible with the Initial 2034 Notes for federal income tax purposes, such additional 2034 Notes will have a separate CUSIP number and ISIN, as applicable, from the Initial 2034 Notes.

The Corporation may also from time to time issue additional 2036 Notes with the same terms as the Initial 2036 Notes (other than issue date and, to the extent applicable, the date from which interest will begin to accrue and the first payment of interest) and such additional 2036 Notes will be consolidated, and constitute a single Series of Securities under the Indenture, with the Initial 2036 Notes for all purposes without notice to, or the consent of, the Holders of the Notes; provided, however, that if any additional 2036 Notes so issued will not be fungible with the Initial 2036 Notes for federal income tax purposes, such additional 2036 Notes will have a separate CUSIP number and ISIN, as applicable, from the Initial 2036 Notes.

The Corporation may also from time to time issue additional 2056 Notes with the same terms as the Initial 2056 Notes (other than issue date and, to the extent applicable, the date from which interest will begin to accrue and the first payment of interest) and such additional 2056 Notes will be consolidated, and constitute a single Series of Securities under the Indenture, with the Initial 2056 Notes for all purposes without notice to, or the consent of, the Holders of the Notes; provided, however, that if any additional 2056 Notes so issued will not be fungible with the Initial 2056 Notes for federal income tax purposes, such additional 2056 Notes will have a separate CUSIP number and ISIN, as applicable, from the Initial 2056 Notes.

SECTION 2.4 Form and Payment. Principal of, premium, if any, and interest on the Notes shall be payable in U.S. dollars.

SECTION 2.5 Global Securities. Upon original issuance, each series of Notes will be represented by one or more Global Securities pertaining to such Series registered in the name of Cede & Co., the nominee of DTC. The Corporation will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

SECTION 2.6 Interest. The 2029 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from, and including, August 14, 2026 at the rate of 4.850% per annum, payable semiannually in arrears; interest payable on each 2029 Interest Payment Date will include interest accrued from August 14, 2026, or from the most recent 2029 Interest Payment Date to which interest has been paid or duly provided for; the 2029 Interest Payment Dates on which such interest (except defaulted interest, which shall be paid in accordance with Section 2.13 of the Indenture) shall be payable are February 15 and August 15, commencing on February 15, 2027; and the regular record date for the interest payable on any 2029 Interest Payment Date is the close of business on the 15th calendar day immediately preceding such 2029 Interest Payment Date, whether or not such 15th calendar day is a Business Day.

The 2032 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from, and including, August 14, 2026 at the rate of 5.200% per annum, payable semiannually in arrears; interest payable on each 2032 Interest Payment Date will include interest accrued from August 14, 2026, or from the most recent 2032 Interest Payment Date to which interest has been paid or duly provided for; the 2032 Interest Payment Dates on which such interest (except defaulted interest, which shall be paid in accordance with Section 2.13 of the Indenture) shall be payable are January 30 and July 30, commencing on January 30, 2027; and the regular record date for the interest payable on any 2032 Interest Payment Date is the close of business on the 15th calendar day immediately preceding such 2032 Interest Payment Date, whether or not such 15th calendar day is a Business Day.

The 2034 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from, and including, August 14, 2026 at the rate of 5.400% per annum, payable semiannually in arrears; interest payable on each 2034 Interest Payment Date will include interest accrued from August 14, 2026, or from the most recent 2034 Interest Payment Date to which interest has been paid or duly provided for; the 2034 Interest Payment Dates on which such interest (except defaulted interest, which shall be paid in accordance with Section 2.13 of the Indenture) shall be payable are January 30 and July 30, commencing on January 30, 2027; and the regular record date for the interest payable on any 2034 Interest Payment Date is the close of business on the 15th calendar day immediately preceding such 2034 Interest Payment Date, whether or not such 15th calendar day is a Business Day.

The 2036 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from, and including, August 14, 2026 at the rate of 5.625% per annum, payable semiannually in arrears; interest payable on each 2036 Interest Payment Date will include interest accrued from August 14, 2026, or from the most recent 2036 Interest Payment Date to which interest has been paid or duly provided for; the 2036 Interest Payment Dates on which such interest (except defaulted interest, which shall be paid in accordance with Section 2.13 of the Indenture) shall be payable are February 15 and August 15, commencing on February 15, 2027; and the regular record date for the interest payable on any 2036 Interest Payment Date is the close of business on the 15th calendar day immediately preceding such 2036 Interest Payment Date, whether or not such 15th calendar day is a Business Day.

The 2056 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from, and including, August 14, 2026 at the rate of 6.375% per annum, payable semiannually in arrears; interest payable on each 2056 Interest Payment Date will include interest accrued from August 14, 2026, or from the most recent 2056 Interest Payment Date to which interest has been paid or duly provided for; the 2056 Interest Payment Dates on which such interest (except defaulted interest, which shall be paid in accordance with Section 2.13 of the Indenture) shall be payable are February 15 and August 15, commencing on February 15, 2027; and the regular record date for the interest payable on any 2056 Interest Payment Date is the close of business on the 15th calendar day immediately preceding such 2056 Interest Payment Date, whether or not such 15th calendar day is a Business Day.

SECTION 2.7 Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

SECTION 2.8 Optional Redemption of the 2029 Notes.

(a) Prior to the 2029 Par Call Date, the Corporation may redeem the 2029 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (a “2029 Optional Redemption Date”) (assuming the 2029 Notes are scheduled to mature on the 2029 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 10 basis points less (B) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2029 Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, to, but excluding, such 2029 Optional Redemption Date.

(b) On or after the 2029 Par Call Date, the Corporation may redeem the 2029 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2029 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the 2029 Optional Redemption Date.

Notwithstanding the foregoing, the Corporation shall pay any interest installment due on a 2029 Interest Payment Date which occurs on or prior to a 2029 Optional Redemption Date to the Holders of the 2029 Notes as of the close of business on the regular record date immediately preceding such 2029 Interest Payment Date.

The Corporation may at any time, and from time to time, purchase 2029 Notes at any price or prices in the open market or otherwise.

The Corporation’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding Section 3.4 of the Indenture, at least 10 days but not more than 60 days before a 2029 Optional Redemption Date, the Corporation shall send or cause to be sent by electronic transmission or by mail (or otherwise transmit in accordance with the depositary’s procedures) a notice of redemption to each Holder of 2029 Notes to be redeemed (with a copy to the Trustee).

SECTION 2.9 Optional Redemption of the 2032 Notes.

(a) Prior to the 2032 Par Call Date, the Corporation may redeem the 2032 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (a “2032 Optional Redemption Date”) (assuming the 2032 Notes are scheduled to mature on the 2032 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points less (B) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2032 Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, to, but excluding, such 2032 Optional Redemption Date.

(b) On or after the 2032 Par Call Date, the Corporation may redeem the 2032 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2032 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the 2032 Optional Redemption Date.

Notwithstanding the foregoing, the Corporation shall pay any interest installment due on a 2032 Interest Payment Date which occurs on or prior to a 2032 Optional Redemption Date to the Holders of the 2032 Notes as of the close of business on the regular record date immediately preceding such 2032 Interest Payment Date.

The Corporation may at any time, and from time to time, purchase 2032 Notes at any price or prices in the open market or otherwise.

The Corporation’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding Section 3.4 of the Indenture, at least 10 days but not more than 60 days before a 2032 Optional Redemption Date, the Corporation shall send or cause to be sent by electronic transmission or by mail (or otherwise transmit in accordance with the depositary’s procedures) a notice of redemption to each Holder of 2032 Notes to be redeemed (with a copy to the Trustee).

SECTION 2.10 Optional Redemption of the 2034 Notes.

(a) Prior to the 2034 Par Call Date, the Corporation may redeem the 2034 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (a “2034 Optional Redemption Date”) (assuming the 2034 Notes are scheduled to mature on the 2034 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points less (B) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2034 Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, to, but excluding, such 2034 Optional Redemption Date.

(b) On or after the 2034 Par Call Date, the Corporation may redeem the 2034 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2034 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the 2034 Optional Redemption Date.

Notwithstanding the foregoing, the Corporation shall pay any interest installment due on a 2034 Interest Payment Date which occurs on or prior to a 2034 Optional Redemption Date to the Holders of the 2034 Notes as of the close of business on the regular record date immediately preceding such 2034 Interest Payment Date.

The Corporation may at any time, and from time to time, purchase 2034 Notes at any price or prices in the open market or otherwise.

The Corporation’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding Section 3.4 of the Indenture, at least 10 days but not more than 60 days before a 2034 Optional Redemption Date, the Corporation shall send or cause to be sent by electronic transmission or by mail (or otherwise transmit in accordance with the depositary’s procedures) a notice of redemption to each Holder of 2034 Notes to be redeemed (with a copy to the Trustee).

SECTION 2.11 Optional Redemption of the 2036 Notes.

(a) Prior to the 2036 Par Call Date, the Corporation may redeem the 2036 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (a “2036 Optional Redemption Date”) (assuming the 2036 Notes are scheduled to mature on the 2036 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points less (B) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2036 Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, to, but excluding, such 2036 Optional Redemption Date.

(b) On or after the 2036 Par Call Date, the Corporation may redeem the 2036 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2036 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the 2036 Optional Redemption Date.

Notwithstanding the foregoing, the Corporation shall pay any interest installment due on a 2036 Interest Payment Date which occurs on or prior to a 2036 Optional Redemption Date to the Holders of the 2036 Notes as of the close of business on the regular record date immediately preceding such 2036 Interest Payment Date.

The Corporation may at any time, and from time to time, purchase 2036 Notes at any price or prices in the open market or otherwise.

The Corporation’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding Section 3.4 of the Indenture, at least 10 days but not more than 60 days before a 2036 Optional Redemption Date, the Corporation shall send or cause to be sent by electronic transmission or by mail (or otherwise transmit in accordance with the depositary’s procedures) a notice of redemption to each Holder of 2036 Notes to be redeemed (with a copy to the Trustee).

SECTION 2.12 Optional Redemption of the 2056 Notes.

(a) Prior to the 2056 Par Call Date, the Corporation may redeem the 2056 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (a “2056 Optional Redemption Date”) (assuming the 2056 Notes are scheduled to mature on the 2056 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points less (B) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2056 Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, to, but excluding, such 2056 Optional Redemption Date.

(b) On or after the 2056 Par Call Date, the Corporation may redeem the 2056 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2056 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the 2056 Optional Redemption Date.

Notwithstanding the foregoing, the Corporation shall pay any interest installment due on a 2056 Interest Payment Date which occurs on or prior to a 2056 Optional Redemption Date to the Holders of the 2056 Notes as of the close of business on the regular record date immediately preceding such 2056 Interest Payment Date.

The Corporation may at any time, and from time to time, purchase 2056 Notes at any price or prices in the open market or otherwise.

The Corporation’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding Section 3.4 of the Indenture, at least 10 days but not more than 60 days before a 2056 Optional Redemption Date, the Corporation shall send or cause to be sent by electronic transmission or by mail (or otherwise transmit in accordance with the depositary’s procedures) a notice of redemption to each Holder of 2056 Notes to be redeemed (with a copy to the Trustee).

SECTION 2.13 Special Mandatory Redemption. If (i) the Acquisition is not consummated prior to June 15, 2027 or such later date as the parties to the Securities Sale Agreement may agree as the “Extended Long Stop Date” thereunder (the “SMR Outside Date”), (ii) the Securities Sale Agreement is terminated at any time prior to the SMR Outside Date (other than as a result of consummating the Acquisition) or (iii) the Corporation publicly announces at any time prior to the SMR Outside Date that it will no longer pursue the consummation of the Acquisition (the earliest of any such date under clause (i), (ii) or (iii) above, a “Trigger Date”), then the Corporation will be required to redeem all of the outstanding Notes of each series pursuant to a special mandatory redemption at a redemption price equal to 101% of the aggregate principal amount of the Notes of the applicable series, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date. In that event, the Corporation will cause a notice of special mandatory redemption to be transmitted to each holder of the Notes of each series at its registered address and to the Trustee promptly, but in any event not later than five Business Days after the Trigger Date, and will redeem the Notes of each series on the date specified in the notice of special mandatory redemption (the date so specified, the “Special Mandatory Redemption Date”). The Special Mandatory Redemption Date will be a date selected by the Corporation and set forth in the notice of special mandatory redemption and will be no later than 30 days following any Trigger Date, but no earlier than the fifth Business Day following the day the notice of special mandatory redemption is transmitted to holders of the Notes. If funds sufficient to pay the special mandatory redemption price of the Notes of a series to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a paying agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the Notes of such series will cease to bear interest.

SECTION 2.14 Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the Notes.

ARTICLE III

Additional Covenants

SECTION 3.1 Limitations on Liens. Subject to the following two sentences, the Corporation shall not, and shall not permit any Restricted Subsidiary to, as security for any Debt, incur a Lien on any Restricted Property, unless the Corporation or such Restricted Subsidiary secures or causes to be secured any outstanding Notes equally and ratably with all Debt secured by such Lien (it being understood that such Lien may equally and ratably secure such Notes and any other obligations of the Corporation or its Subsidiaries that are not subordinated in right of payment to any outstanding Notes). The foregoing restrictions will not apply to, among other things, Liens:

(i) existing on the Issue Date of the Notes or existing at the time an entity becomes a Restricted Subsidiary;

(ii) existing at the time of the acquisition of the Restricted Property or incurred to finance all or some of the purchase price or cost of construction; provided that the Lien may not extend to any other Restricted Property (other than, in the case of construction, unimproved real property) owned by the Corporation or any of its Restricted Subsidiaries at the time the property is acquired or the Lien is incurred; and provided, further, that the Lien may not be incurred more than one year after the later of the acquisition, completion of construction or commencement of full operation of the property;

(iii) securing Debt of the Corporation owed to a Restricted Subsidiary or securing Debt of a Restricted Subsidiary owed to the Corporation or another Restricted Subsidiary;

(iv) existing at the time an entity merges into, consolidates with, or enters into a share exchange with the Corporation or a Restricted Subsidiary or a Person transfers or leases all or substantially all its assets to the Corporation or a Restricted Subsidiary;

(v) in favor of a government or governmental entity that secures payment pursuant to a contract, subcontract, statute or regulation, secures Debt guaranteed by the government or governmental agency, secures Debt incurred to finance all or some of the purchase price or cost of construction of goods, products or facilities produced under contract or subcontract for the government or governmental entity, or secures Debt incurred to finance all or some of the purchase price or cost of construction of the property subject to the Lien; or

(vi) extending, renewing or replacing in whole or in part a Lien (an “existing Lien”) permitted by any of clauses (i) through (v); provided that such Lien may not extend beyond the property subject to the existing Lien and the Debt secured by the Lien may not exceed the amount of Debt secured at the time by the existing Lien unless the existing Lien or a predecessor Lien equally and ratably secures the outstanding Notes and the Debt.

In addition to and notwithstanding the foregoing restrictions, the Corporation and any of its Restricted Subsidiaries may, without securing the Notes of any Series, incur a Lien that otherwise would be subject to the foregoing restrictions; provided that after giving effect to such Lien the aggregate amount of all Debt secured by Liens that otherwise would be prohibited by this Section 3.1 (for the avoidance of doubt, excluding Debt secured by a Lien permitted by any of clauses (i) through (vi) above), plus all Attributable Debt in respect of Sale-Leaseback Transactions that otherwise would be prohibited by Section 3.2 at the time such Lien is incurred would not exceed 15% of Consolidated Net Tangible Assets.

If, upon any consolidation, merger or transfer described in Section 5.1 of the Indenture, a Restricted Property would become subject to an attaching Lien that secures Debt, then, before the consolidation, merger or transfer occurs, the Corporation by supplemental indenture shall secure the Securities of each Series by a direct lien on such Restricted Property. The direct Lien shall have priority over all Liens on such Restricted Property except those already encumbering such Restricted Property. The direct Lien may equally and ratably secure the Securities of each Series and any other obligation of the Corporation or a Subsidiary. Notwithstanding the foregoing, the Corporation need not comply with the above provisions of this paragraph if (i) upon the consolidation, merger or transfer, the attaching Lien will secure the Securities of each Series equally and ratably with or prior to Debt secured by the attaching Lien or (ii) pursuant to the other provisions of this Section 3.1, the Corporation or a Restricted Subsidiary would not be prohibited from creating a Lien on the Restricted Property to secure Debt at least equal in amount to that secured by the attaching Lien.

This Section 3.1 is one of the covenants eligible for the provisions of Section 8.3 of the Indenture.

SECTION 3.2 Limitations on Sale and Lease-Back Transactions. Subject to the following sentence, the Corporation shall not, and shall not permit any Restricted Subsidiary to, enter into a Sale-Leaseback Transaction, unless:

(i) the lease is between the Corporation and a Restricted Subsidiary or between Restricted Subsidiaries;

(ii) the Corporation or such Restricted Subsidiary would be entitled, pursuant to Section 3.1, to create a Lien on the property to be leased securing Debt in an amount at least equal in amount to the Attributable Debt in respect of the Sale-Leaseback Transaction without equally and ratably securing the outstanding Notes under Section 3.1;

(iii) the Corporation owns or acquires other property which will be made a Principal Property and is determined by the Board of Directors of the Corporation to have a fair value equal to or greater than the Attributable Debt incurred;

(iv) within 270 days of the effective date of the lease, the Corporation makes Capital Expenditures with respect to a Principal Property in an amount at least equal to the amount of the Attributable Debt incurred; or

(v) the Corporation or a Restricted Subsidiary makes an optional prepayment in cash of its Debt or finance lease obligations at least equal in amount to the Attributable Debt for the lease, the prepayment is made within 270 days of the effective date of the lease, the Debt prepaid is not owned by the Corporation or a Restricted Subsidiary, the Debt prepaid is not subordinated in right of payment to any of the Notes, and the Debt prepaid was Long-Term Debt at the time it was created.

In addition to and notwithstanding the foregoing restrictions, the Corporation and any of its Restricted Subsidiaries may, without securing the Notes of any Series, enter into a Sale-Leaseback Transaction that otherwise would be subject to the foregoing restrictions; provided that after giving effect to such Sale-Leaseback Transaction the aggregate amount of all Debt secured by Liens that otherwise would be prohibited by Section 3.1 (for the avoidance of doubt, excluding Debt secured by a Lien permitted by any of clauses (i) through (vi) thereof), plus all Attributable Debt in respect of Sale-Leaseback Transactions that otherwise would be prohibited by this Section 3.2 would not exceed 15% of Consolidated Net Tangible Assets.

This Section 3.2 is one of the covenants eligible for the provisions of Section 8.3 of the Indenture.

SECTION 3.3 Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs (unless, with respect to any Series of Notes, the Corporation (i) has exercised its right to redeem such Series in full in accordance with Section 2.8, Section 2.9, Section 2.10, Section 2.11 or Section 2.12, as applicable, or (ii) is redeeming or has redeemed such Series pursuant to Section 2.13), the Corporation shall make an irrevocable offer (subject to consummation of the Change of Control Repurchase Event) (a “Change of Control Offer”) to each Holder of Notes (except any such Notes excluded under clause (i) or (ii) above) to repurchase all or, at the election of such Holder, any part (equal to a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes for cash at a price equal to 101% of the principal amount of such Notes to be repurchased plus unpaid interest, if any, accrued thereon to, but excluding, the repurchase date. Notwithstanding the foregoing, the Corporation shall pay any interest installment due on an Interest Payment Date which occurs on or prior to the repurchase date to the Holders of the Notes of the applicable Series as of the close of business on the applicable record date immediately preceding such Interest Payment Date.

(a) The Corporation shall send a notice to each Holder of the applicable Notes by first class mail, with a copy to the Trustee, within 30 days following the date upon which any Change of Control Repurchase Event has occurred, or at its option, prior to any Change of Control but after the public announcement of the pending Change of Control. The notice shall govern the terms of the Change of Control Offer and shall describe the transaction that constitutes or may constitute the Change of Control Repurchase Event and shall irrevocably offer (subject to consummation of the Change of Control Repurchase Event) to repurchase all of such Notes on the repurchase date specified in the notice. Subject to the following sentence, the repurchase date shall be at least 30 days but no more than 60 days from the date such notice is sent (a “Change of Control Payment Date”). If the notice is sent prior to the date of consummation of the Change of Control, the notice shall state that the Change of Control Offer is conditioned on the Change of Control Repurchase Event occurring on or prior to the repurchase date specified in the notice. Holders electing to have their Notes purchased pursuant to a Change of Control Offer shall be required to surrender their Notes, with the form entitled “Option of Holder to Elect Repurchase” on the reverse completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date. The Paying Agent shall promptly send to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee, upon the Corporation’s execution and delivery of the related Notes, shall promptly authenticate and send (or cause to be transferred by book-entry) to each Holder a new Note of the same Series equal in principal amount to any unrepurchased portion of any Notes properly tendered.

(b) On the Change of Control Payment Date, the Corporation shall, to the extent lawful: (i) accept for payment all properly tendered Notes or portions of Notes of the applicable Series that have not been validly withdrawn; (ii) on or before 10:00 a.m. (New York City time) on such date, deposit with the Trustee or with the Paying Agent (other than the Corporation or an Affiliate of the Corporation) money sufficient to pay the required payment for all properly tendered Notes or portions of Notes of such Series that have not been validly withdrawn; and (iii) deliver or cause to be delivered to the Trustee the repurchased Notes of such Series, accompanied by an Officers’ Certificate stating the aggregate principal amount of repurchased Notes of such Series. The Trustee or the Paying Agent shall promptly return to the Corporation any money deposited with the Trustee or the Paying Agent by the Corporation in excess of the amounts necessary to pay the repurchase price of all Notes to be repurchased.

(c) The Corporation shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes of any Series as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Supplemental Indenture, the Indenture or the Notes, the Corporation shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.3 or the Notes by virtue of any such conflict.

(d) The Corporation shall not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements of this Section 3.3 and such third party purchases all Notes properly tendered and not withdrawn by the Holders thereof under its offer.

(e) If Notes tendered in a Change of Control Offer are paid or if the Corporation has deposited with the Trustee or the Paying Agent money sufficient to pay the repurchase price of all Notes to be repurchased, on and after the repurchase date, interest shall cease to accrue on the Notes or the portions of Notes tendered and not withdrawn in a Change of Control Offer (regardless of whether certificates for such Notes are actually surrendered). If any Security tendered in a Change of Control Offer shall not be so paid upon surrender for repurchase because of the failure of the Corporation to comply with paragraph (c) of this Section 3.3, interest shall be paid on the unpaid principal from the repurchase date until such principal is paid, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case, at the rate provided in such Security.

This Section 3.3 is one of the covenants eligible for the provisions of Section 8.3 of the Indenture.

SECTION 3.4 Maintenance of Office or Agency. In the event that certificated Notes of any Series are outstanding, then, for so long as such certificated Notes of such Series are outstanding, the Corporation shall maintain in the United States, an office or agency where certificated Notes of such Series may be presented or surrendered for payment and where certificated Notes of each such Series may be surrendered for registration of transfer or exchange. The Corporation shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Corporation shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations may be made or served at the corporate trust office of the Trustee, and the Corporation hereby appoints the Trustee as its agent to receive all such presentations.

ARTICLE IV

Form of Notes

SECTION 4.1 Form of Notes.

(a) The 2029 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit A hereto.

(b) The 2032 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit B hereto.

(c) The 2034 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit C hereto.

(d) The 2036 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit D hereto.

(e) The 2056 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit E hereto.

ARTICLE V

Original Issue of Notes

SECTION 5.1 Original Issue of Notes. The Notes of a Series may, upon execution of this Supplemental Indenture, be executed by the Corporation and delivered to the Trustee for authentication, and the Trustee shall, upon Corporation order, authenticate and deliver Notes of such Series as in such Corporation order provided.

ARTICLE VI

Miscellaneous

SECTION 6.1 Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; provided, however, that, notwithstanding anything to the contrary, the provisions of this Supplemental Indenture shall apply solely with respect to the Notes (and not to any other Series of Securities). To the extent that the provisions of this Supplemental Indenture conflict with any provision of the Indenture, the provisions of this Supplemental Indenture shall govern and be controlling with respect to the Notes (and only with respect to the Notes).

SECTION 6.2 Effect of Supplemental Indenture. The definition of each term set forth in Article I of the Indenture is with respect to the Notes (and only with respect to the Notes) deleted and replaced in its entirety by the definition ascribed to such term in Article I of this Supplemental Indenture to the extent any such term is defined in both the Indenture and this Supplemental Indenture.

(i) Exhibit A of this Supplemental Indenture, with respect to the 2029 Notes (and only with respect to the 2029 Notes), shall supersede and replace Exhibit A to the Indenture; (ii) Exhibit B of this Supplemental Indenture, with respect to the 2032 Notes (and only with respect to the 2032 Notes), shall supersede and replace Exhibit A to the Indenture; (iii) Exhibit C of this Supplemental Indenture, with respect to the 2034 Notes (and only with respect to the 2034 Notes), shall supersede and replace Exhibit A to the Indenture; (iv) Exhibit D of this Supplemental Indenture, with respect to the 2036 Notes (and only with respect to the 2036 Notes), shall supersede and replace Exhibit A to the Indenture; and (v) Exhibit E of this Supplemental Indenture, with respect to the 2056 Notes (and only with respect to the 2056 Notes), shall supersede and replace Exhibit A to the Indenture.

SECTION 6.3 Trustee Not Responsible for Recitals. The recitals herein contained are made by the Corporation and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

SECTION 6.4 Governing Law. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE AND THE NOTES. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6.5 Separability. In case any one or more of the provisions contained in the Indenture, this Supplemental Indenture or the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Indenture, this Supplemental Indenture or of the Notes, but the Indenture, this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 6.6 Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Supplemental Indenture or any document to be signed in connection with this Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Michael J. Petro
Name: Michael J. Petro
Title: Executive Vice President and Chief Financial Officer

[Martin Marietta Materials, Inc. – Signature Page to Sixth Supplemental Indenture]

REGIONS BANK, AS TRUSTEE

By:	/s/ Kristine Prall
Name: Kristine Prall
Title: Vice President

[Martin Marietta Materials, Inc. – Signature Page to Sixth Supplemental Indenture]

EXHIBIT A

[Form of 2029 Note]

[UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF ANY SUCCESSOR DEPOSITARY.]1

[1]	Remove Global Securities Legend if inapplicable.

MARTIN MARIETTA MATERIALS, INC.

4.850% SENIOR NOTES DUE 2029

No.	CUSIP: 573284 BC9
ISIN: US573284BC99

Martin Marietta Materials, Inc., a North Carolina corporation, promises to pay to Cede & Co., or registered assigns, the principal amount of __________________ Dollars ($________) on August 15, 2029, or such other amount as provided on the “Schedule of Principal Amount” attached hereto.

Interest Payment Dates: February 15 and August 15, beginning on [    ]

Record Dates: 15th calendar day immediately preceding the applicable Interest Payment Date

Reference is made to further provisions of this 4.850% Senior Note due 2029 (this “2029 Note”) set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, the Holder of this 2029 Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

In WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Dated [  ]

MARTIN MARIETTA MATERIALS, INC. as Issuer

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 2029 Notes referred to in the within-mentioned Supplemental Indenture:

Dated [  ]

REGIONS BANK, as Trustee

By:
Authorized Signatory

[Martin Marietta Materials, Inc. – Signature Page to 2029 Global Note]

(Reverse of Note)

4.850% Senior Notes due 2029

MARTIN MARIETTA MATERIALS, INC.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture (as supplemented by the Supplemental Indenture) referred to below unless otherwise indicated.

(1) Interest. Martin Marietta Materials, Inc., a North Carolina corporation, or its successor (the “Corporation”), promises to pay interest on the outstanding principal amount of this 2029 Note at the fixed rate per annum shown above, and at the same rate on any overdue principal or overdue installment of interest to the extent lawful. The Corporation shall pay interest in United States dollars semiannually in arrears on February 15 and August 15 of each year, commencing on [    ] (each, an “Interest Payment Date”), except as provided in Section 10.7 of the Indenture with respect to an Interest Payment Date that is not a Business Day. Interest on this 2029 Note shall accrue from, and including, the most recent date to which interest has been paid or, if no interest has been paid, from and including [    ]. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

(2) Method of Payment. The Corporation shall pay interest on this 2029 Note on the applicable Interest Payment Date to the Persons who are Holders of this 2029 Note at the close of business on the 15th calendar day immediately preceding such Interest Payment Date, whether or not such 15th calendar day is a Business Day, even if this 2029 Note is cancelled after such regular record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. This 2029 Note shall be payable as to principal, premium and interest at the office or agency of the Corporation maintained for such purpose within the Borough of Manhattan, The City and State of New York; provided that (a) payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Securities and (b) at the option of the Corporation, payment of interest on an Interest Payment Date may be made by check mailed to a Holder’s address. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of, premium, if any, and interest on this 2029 Note prior to the Stated Maturity Date shall be binding upon all future Holders of this 2029 Note, whether or not noted hereon. The amount due and payable at the maturity or earlier redemption or repurchase of this 2029 Note shall be payable only upon presentation and surrender of this 2029 Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3) Paying Agent and Registrar. Initially, the Trustee under the Indenture shall act as Paying Agent and Registrar. The Corporation may change any Paying Agent or Registrar for any reason, without notice to any Holder. The Corporation or any of its Subsidiaries may act in any such capacity.

(4) Indenture. The Corporation issued this 2029 Note under an Indenture dated as of May 22, 2017 (the “Indenture”) as supplemented by the Sixth Supplemental Indenture dated as of August 14, 2026 (the “Supplemental Indenture”), between the Corporation and the Trustee. The terms of this 2029 Note include those stated in the Indenture (as supplemented by the Supplemental Indenture) and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”). To the extent the provisions of this 2029 Note are inconsistent with the provisions of the Indenture (as supplemented by the Supplemental Indenture), the Indenture (as supplemented by the Supplemental Indenture) shall govern. This 2029 Note is subject to all such terms, and Holders are referred to the Indenture, the Supplemental Indenture and the TIA for a statement of such terms. The 2029 Notes issued on the Issue Date of the Notes are senior unsecured obligations of the Corporation initially limited to $________ in aggregate principal amount. The Indenture (as supplemented by the Supplemental Indenture) permits the issuance of additional 2029 Notes subject to compliance with certain conditions.

(5) Denominations, Transfer, Exchange. The 2029 Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of the 2029 Notes may be registered and the 2029 Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Corporation may require a Holder to pay any taxes and expenses required by law or permitted by the Indenture. The Corporation need not exchange or register the transfer of any 2029 Note or portion of a 2029 Note selected for optional redemption, except for the unredeemed portion of any 2029 Note being redeemed in part pursuant to an optional redemption. Also, it need not exchange or register the transfer of any 2029 Notes for a period of 15 days before a selection of 2029 Notes to be redeemed pursuant to an optional redemption or during the period between a regular record date and the corresponding Interest Payment Date.

(6) Special Mandatory Redemption; Change of Control Repurchase Event. This 2029 Note shall be subject to a special mandatory redemption under the circumstances specified in Section 2.13 of the Supplemental Indenture. This 2029 Note shall be subject to repurchase at the option of Holders under the circumstances specified in Section 3.3 of the Supplemental Indenture.

(7) Optional Redemption. This 2029 Note shall be subject to optional redemption in accordance with Section 2.8 of the Supplemental Indenture.

(8) Persons Deemed Owners. The Holder of this 2029 Note may be treated as its owner for all purposes.

(9) Trustee Dealings with the Corporation. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Corporation or its Affiliates, and may otherwise deal with the Corporation or its Affiliates, as if it were not the Trustee.

(10) No Recourse Against Others. No director, officer, employee or stockholder, past, present or future, of the Corporation or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Corporation under the 2029 Notes, the Supplemental Indenture or the Indenture by reason of his, her or its status as such director, officer, employee or stockholder.

No recourse may, to the full extent permitted by applicable law, be taken, directly or indirectly, with respect to the obligations of the Corporation on the 2029 Notes or under the Indenture, Supplemental Indenture or any related documents, any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, or (ii) any partner, owner, beneficiary, officer, director, employee, agent, successor or assign of the Trustee, each in its individual capacity, or (iii) any holder of equity in the Trustee.

Each Holder of 2029 Notes by accepting a 2029 Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the 2029 Notes.

(11) Authentication. This 2029 Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(12) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(13) CUSIP, ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Corporation has caused CUSIP and ISIN numbers to be printed on this 2029 Note and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on this 2029 Note or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

(14) THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THE 2029 NOTES. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE 2029 NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

The Corporation shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Martin Marietta Materials, Inc.

4123 Parklake Avenue

Raleigh, North Carolina 27612

Attention: General Counsel

ASSIGNMENT FORM

To assign this 2029 Note, fill in the form below: (I) or (we) assign and transfer this 2029 Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this 2029 Note on the books of the Corporation. The agent may substitute another to act for him.

Date: ________________

Your Signature:
(Sign exactly as your name appears on the face of this 2029 Note)

Signature guarantee: ______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT REPURCHASE

If you want to elect to have this 2029 Note repurchased by the Corporation pursuant to Section 3.3 (“Change of Control Repurchase Event”) of the Supplemental Indenture, check the box below:

[ ] Section 3.3

If you want to elect to have only part of this 2029 Note repurchased by the Corporation pursuant to Section 3.3 of the Supplemental Indenture, state the amount (in denominations of $2,000 and integral multiples of $1,000 in excess thereof) you elect to have repurchased:

$_____________________

Date:	Your Signature:
(Sign exactly as your name appears on this 2029 Note)

Tax Identification Number:

Signature guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount at maturity of this 2029 Note shall be $________. The following decreases (or increases) in the principal amount at maturity of this Note have been made:

Date of Decrease (or Increase)	Amount of Decrease in Principal Amount of This Global Note	Amount of Increase in Principal Amount of This Global Note	Principal Amount of This Global Note Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Note Custodian

EXHIBIT B

[Form of 2032 Note]

[UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF ANY SUCCESSOR DEPOSITARY.]1

[1]	Remove Global Securities Legend if inapplicable.

MARTIN MARIETTA MATERIALS, INC.

5.200% SENIOR NOTES DUE 2032

No. ____	CUSIP: 573284 BD7
ISIN: US573284BD72

Martin Marietta Materials, Inc., a North Carolina corporation, promises to pay to Cede & Co., or registered assigns, the principal amount of __________________ Dollars ($________) on January 30, 2032, or such other amount as provided on the “Schedule of Principal Amount” attached hereto.

Interest Payment Dates: January 30 and July 30, beginning on [    ]

Record Dates: 15th calendar day immediately preceding the applicable Interest Payment Date

Reference is made to further provisions of this 5.200% Senior Note due 2032 (this “2032 Note”) set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, the Holder of this 2032 Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

In WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Dated [  ]

MARTIN MARIETTA MATERIALS, INC. as Issuer

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 2032 Notes referred to in the within-mentioned Supplemental Indenture:

Dated [  ]

REGIONS BANK, as Trustee

By:
Authorized Signatory

[Martin Marietta Materials, Inc. – Signature Page to 2032 Global Note]

(Reverse of Note)

5.200% Senior Notes due 2032

MARTIN MARIETTA MATERIALS, INC.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture (as supplemented by the Supplemental Indenture) referred to below unless otherwise indicated.

(1) Interest. Martin Marietta Materials, Inc., a North Carolina corporation, or its successor (the “Corporation”), promises to pay interest on the outstanding principal amount of this 2032 Note at the fixed rate per annum shown above, and at the same rate on any overdue principal or overdue installment of interest to the extent lawful. The Corporation shall pay interest in United States dollars semiannually in arrears on January 30 and July 30 of each year, commencing on [    ] (each, an “Interest Payment Date”), except as provided in Section 10.7 of the Indenture with respect to an Interest Payment Date that is not a Business Day. Interest on this 2032 Note shall accrue from, and including, the most recent date to which interest has been paid or, if no interest has been paid, from and including [    ]. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

(2) Method of Payment. The Corporation shall pay interest on this 2032 Note on the applicable Interest Payment Date to the Persons who are Holders of this 2032 Note at the close of business on the 15th calendar day immediately preceding such Interest Payment Date, whether or not such 15th calendar day is a Business Day, even if this 2032 Note is cancelled after such regular record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. This 2032 Note shall be payable as to principal, premium and interest at the office or agency of the Corporation maintained for such purpose within the Borough of Manhattan, The City and State of New York; provided that (a) payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Securities and (b) at the option of the Corporation, payment of interest on an Interest Payment Date may be made by check mailed to a Holder’s address. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of, premium, if any, and interest on this 2032 Note prior to the Stated Maturity Date shall be binding upon all future Holders of this 2032 Note, whether or not noted hereon. The amount due and payable at the maturity or earlier redemption or repurchase of this 2032 Note shall be payable only upon presentation and surrender of this 2032 Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3) Paying Agent and Registrar. Initially, the Trustee under the Indenture shall act as Paying Agent and Registrar. The Corporation may change any Paying Agent or Registrar for any reason, without notice to any Holder. The Corporation or any of its Subsidiaries may act in any such capacity.

(4) Indenture. The Corporation issued this 2032 Note under an Indenture dated as of May 22, 2017 (the “Indenture”) as supplemented by the Sixth Supplemental Indenture dated as of August 14, 2026 (the “Supplemental Indenture”), between the Corporation and the Trustee. The terms of this 2032 Note include those stated in the Indenture (as supplemented by the Supplemental Indenture) and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”). To the extent the provisions of this 2032 Note are inconsistent with the provisions of the Indenture (as supplemented by the Supplemental Indenture), the Indenture (as supplemented by the Supplemental Indenture) shall govern. This 2032 Note is subject to all such terms, and Holders are referred to the Indenture, the Supplemental Indenture and the TIA for a statement of such terms. The 2032 Notes issued on the Issue Date of the Notes are senior unsecured obligations of the Corporation initially limited to $________ in aggregate principal amount. The Indenture (as supplemented by the Supplemental Indenture) permits the issuance of additional 2032 Notes subject to compliance with certain conditions.

(5) Denominations, Transfer, Exchange. The 2032 Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of the 2032 Notes may be registered and the 2032 Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Corporation may require a Holder to pay any taxes and expenses required by law or permitted by the Indenture. The Corporation need not exchange or register the transfer of any 2032 Note or portion of a 2032 Note selected for optional redemption, except for the unredeemed portion of any 2032 Note being redeemed in part pursuant to an optional redemption. Also, it need not exchange or register the transfer of any 2032 Notes for a period of 15 days before a selection of 2032 Notes to be redeemed pursuant to an optional redemption or during the period between a regular record date and the corresponding Interest Payment Date.

(6) Special Mandatory Redemption; Change of Control Repurchase Event. This 2032 Note shall be subject to a special mandatory redemption under the circumstances specified in Section 2.13 of the Supplemental Indenture. This 2032 Note shall be subject to repurchase at the option of Holders under the circumstances specified in Section 3.3 of the Supplemental Indenture.

(7) Optional Redemption. This 2032 Note shall be subject to optional redemption in accordance with Section 2.9 of the Supplemental Indenture.

(8) Persons Deemed Owners. The Holder of this 2032 Note may be treated as its owner for all purposes.

(9) Trustee Dealings with the Corporation. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Corporation or its Affiliates, and may otherwise deal with the Corporation or its Affiliates, as if it were not the Trustee.

(10) No Recourse Against Others. No director, officer, employee or stockholder, past, present or future, of the Corporation or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Corporation under the 2032 Notes, the Supplemental Indenture or the Indenture by reason of his, her or its status as such director, officer, employee or stockholder.

No recourse may, to the full extent permitted by applicable law, be taken, directly or indirectly, with respect to the obligations of the Corporation on the 2032 Notes or under the Indenture, Supplemental Indenture or any related documents, any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, or (ii) any partner, owner, beneficiary, officer, director, employee, agent, successor or assign of the Trustee, each in its individual capacity, or (iii) any holder of equity in the Trustee.

Each Holder of 2032 Notes by accepting a 2032 Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the 2032 Notes.

(11) Authentication. This 2032 Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(12) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(13) CUSIP, ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Corporation has caused CUSIP and ISIN numbers to be printed on this 2032 Note and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on this 2032 Note or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

(14) THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THE 2032 NOTES. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE 2032 NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

The Corporation shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Martin Marietta Materials, Inc.

4123 Parklake Avenue

Raleigh, North Carolina 27612

Attention: General Counsel

ASSIGNMENT FORM

To assign this 2032 Note, fill in the form below: (I) or (we) assign and transfer this 2032 Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this 2032 Note on the books of the Corporation. The agent may substitute another to act for him.

Date: ________________

Your Signature:
(Sign exactly as your name appears on the face of this 2032 Note)

Signature guarantee: ______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT REPURCHASE

If you want to elect to have this 2032 Note repurchased by the Corporation pursuant to Section 3.3 (“Change of Control Repurchase Event”) of the Supplemental Indenture, check the box below:

[  ] Section 3.3

If you want to elect to have only part of this 2032 Note repurchased by the Corporation pursuant to Section 3.3 of the Supplemental Indenture, state the amount (in denominations of $2,000 and integral multiples of $1,000 in excess thereof) you elect to have repurchased:

$_____________________

Date:	Your Signature:
(Sign exactly as your name appears on this 2032 Note)

Tax Identification Number:

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount at maturity of this 2032 Note shall be $________. The following decreases (or increases) in the principal amount at maturity of this Note have been made:

Date of Decrease (or Increase)	Amount of Decrease in Principal Amount of This Global Note	Amount of Increase in Principal Amount of This Global Note	Principal Amount of This Global Note Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Note Custodian

EXHIBIT C

[Form of 2034 Note]

[UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF ANY SUCCESSOR DEPOSITARY.]1

[1]	Remove Global Securities Legend if inapplicable.

MARTIN MARIETTA MATERIALS, INC.

5.400% SENIOR NOTES DUE 2034

No. ___	CUSIP: 573284 BE5
ISIN: US573284BE55

Martin Marietta Materials, Inc., a North Carolina corporation, promises to pay to Cede & Co., or registered assigns, the principal amount of __________________ Dollars ($________) on January 30, 2034, or such other amount as provided on the “Schedule of Principal Amount” attached hereto.

Interest Payment Dates: January 30 and July 30, beginning on [    ]

Record Dates: 15th calendar day immediately preceding the applicable Interest Payment Date

Reference is made to further provisions of this 5.400% Senior Note due 2034 (this “2034 Note”) set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, the Holder of this 2034 Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

In WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Dated [   ]

MARTIN MARIETTA MATERIALS, INC. as Issuer

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the 2034 Notes referred to in the within-mentioned Supplemental Indenture:
Dated [ ]

REGIONS BANK, as Trustee

By:
Authorized Signatory

[Martin Marietta Materials, Inc. – Signature Page to 2034 Global Note]

(Reverse of Note)

5.400% Senior Notes due 2034

MARTIN MARIETTA MATERIALS, INC.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture (as supplemented by the Supplemental Indenture) referred to below unless otherwise indicated.

(1) Interest. Martin Marietta Materials, Inc., a North Carolina corporation, or its successor (the “Corporation”), promises to pay interest on the outstanding principal amount of this 2034 Note at the fixed rate per annum shown above, and at the same rate on any overdue principal or overdue installment of interest to the extent lawful. The Corporation shall pay interest in United States dollars semiannually in arrears on January 30 and July 30 of each year, commencing on [    ] (each, an “Interest Payment Date”), except as provided in Section 10.7 of the Indenture with respect to an Interest Payment Date that is not a Business Day. Interest on this 2034 Note shall accrue from, and including, the most recent date to which interest has been paid or, if no interest has been paid, from and including [    ]. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

(2) Method of Payment. The Corporation shall pay interest on this 2034 Note on the applicable Interest Payment Date to the Persons who are Holders of this 2034 Note at the close of business on the 15th calendar day immediately preceding such Interest Payment Date, whether or not such 15th calendar day is a Business Day, even if this 2034 Note is cancelled after such regular record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. This 2034 Note shall be payable as to principal, premium and interest at the office or agency of the Corporation maintained for such purpose within the Borough of Manhattan, The City and State of New York; provided that (a) payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Securities and (b) at the option of the Corporation, payment of interest on an Interest Payment Date may be made by check mailed to a Holder’s address. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of, premium, if any, and interest on this 2034 Note prior to the Stated Maturity Date shall be binding upon all future Holders of this 2034 Note, whether or not noted hereon. The amount due and payable at the maturity or earlier redemption or repurchase of this 2034 Note shall be payable only upon presentation and surrender of this 2034 Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3) Paying Agent and Registrar. Initially, the Trustee under the Indenture shall act as Paying Agent and Registrar. The Corporation may change any Paying Agent or Registrar for any reason, without notice to any Holder. The Corporation or any of its Subsidiaries may act in any such capacity.

(4) Indenture. The Corporation issued this 2034 Note under an Indenture dated as of May 22, 2017 (the “Indenture”) as supplemented by the Sixth Supplemental Indenture dated as of August 14, 2026 (the “Supplemental Indenture”), between the Corporation and the Trustee. The terms of this 2034 Note include those stated in the Indenture (as supplemented by the Supplemental Indenture) and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”). To the extent the provisions of this 2034 Note are inconsistent with the provisions of the Indenture (as supplemented by the Supplemental Indenture), the Indenture (as supplemented by the Supplemental Indenture) shall govern. This 2034 Note is subject to all such terms, and Holders are referred to the Indenture, the Supplemental Indenture and the TIA for a statement of such terms. The 2034 Notes issued on the Issue Date of the Notes are senior unsecured obligations of the Corporation initially limited to $________ in aggregate principal amount. The Indenture (as supplemented by the Supplemental Indenture) permits the issuance of additional 2034 Notes subject to compliance with certain conditions.

(5) Denominations, Transfer, Exchange. The 2034 Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of the 2034 Notes may be registered and the 2034 Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Corporation may require a Holder to pay any taxes and expenses required by law or permitted by the Indenture. The Corporation need not exchange or register the transfer of any 2034 Note or portion of a 2034 Note selected for optional redemption, except for the unredeemed portion of any 2034 Note being redeemed in part pursuant to an optional redemption. Also, it need not exchange or register the transfer of any 2034 Notes for a period of 15 days before a selection of 2034 Notes to be redeemed pursuant to an optional redemption or during the period between a regular record date and the corresponding Interest Payment Date.

(6) Special Mandatory Redemption; Change of Control Repurchase Event. This 2034 Note shall be subject to a special mandatory redemption under the circumstances specified in Section 2.13 of the Supplemental Indenture. This 2034 Note shall be subject to repurchase at the option of Holders under the circumstances specified in Section 3.3 of the Supplemental Indenture.

(7) Optional Redemption. This 2034 Note shall be subject to optional redemption in accordance with Section 2.10 of the Supplemental Indenture.

(8) Persons Deemed Owners. The Holder of this 2034 Note may be treated as its owner for all purposes.

(9) Trustee Dealings with the Corporation. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Corporation or its Affiliates, and may otherwise deal with the Corporation or its Affiliates, as if it were not the Trustee.

(10) No Recourse Against Others. No director, officer, employee or stockholder, past, present or future, of the Corporation or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Corporation under the 2034 Notes, the Supplemental Indenture or the Indenture by reason of his, her or its status as such director, officer, employee or stockholder.

No recourse may, to the full extent permitted by applicable law, be taken, directly or indirectly, with respect to the obligations of the Corporation on the 2034 Notes or under the Indenture, Supplemental Indenture or any related documents, any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, or (ii) any partner, owner, beneficiary, officer, director, employee, agent, successor or assign of the Trustee, each in its individual capacity, or (iii) any holder of equity in the Trustee.

Each Holder of 2034 Notes by accepting a 2034 Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the 2034 Notes.

(11) Authentication. This 2034 Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(12) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(13) CUSIP, ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Corporation has caused CUSIP and ISIN numbers to be printed on this 2034 Note and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on this 2034 Note or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

(14) THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THE 2034 NOTES. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE 2034 NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

The Corporation shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Martin Marietta Materials, Inc.

4123 Parklake Avenue

Raleigh, North Carolina 27612

Attention: General Counsel

ASSIGNMENT FORM

To assign this 2034 Note, fill in the form below: (I) or (we) assign and transfer this 2034 Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this 2034 Note on the books of the Corporation. The agent may substitute another to act for him.

Date: ________________

Your Signature:
(Sign exactly as your name appears on the face of this 2034 Note)

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT REPURCHASE

If you want to elect to have this 2034 Note repurchased by the Corporation pursuant to Section 3.3 (“Change of Control Repurchase Event”) of the Supplemental Indenture, check the box below:

[ ] Section 3.3

If you want to elect to have only part of this 2034 Note repurchased by the Corporation pursuant to Section 3.3 of the Supplemental Indenture, state the amount (in denominations of $2,000 and integral multiples of $1,000 in excess thereof) you elect to have repurchased:

$

Date:	Your Signature:
(Sign exactly as your name appears on this 2034 Note)

Tax Identification Number:
Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount at maturity of this 2034 Note shall be $________. The following decreases (or increases) in the principal amount at maturity of this Note have been made:

Date of Decrease (or Increase)	Amount of Decrease in Principal Amount of This Global Note	Amount of Increase in Principal Amount of This Global Note	Principal Amount of This Global Note Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Note Custodian

EXHIBIT D

[Form of 2036 Note]

[UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF ANY SUCCESSOR DEPOSITARY.]1

[1]	Remove Global Securities Legend if inapplicable.

MARTIN MARIETTA MATERIALS, INC.

5.625% SENIOR NOTES DUE 2036

No. ____	CUSIP: 573284 BF2
ISIN: US573284BF21

Martin Marietta Materials, Inc., a North Carolina corporation, promises to pay to Cede & Co., or registered assigns, the principal amount of __________________ Dollars ($________) on August 15, 2036, or such other amount as provided on the “Schedule of Principal Amount” attached hereto.

Interest Payment Dates: February 15 and August 15, beginning on [    ]

Record Dates: 15th calendar day immediately preceding the applicable Interest Payment Date

Reference is made to further provisions of this 5.625% Senior Note due 2036 (this “2036 Note”) set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, the Holder of this 2036 Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

In WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Dated [    ]

MARTIN MARIETTA MATERIALS, INC. as Issuer

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the 2036 Notes referred to in the within-mentioned Supplemental Indenture:
Dated [ ]

REGIONS BANK, as Trustee

By:
Authorized Signatory

[Martin Marietta Materials, Inc. – Signature Page to 2036 Global Note]

(Reverse of Note)

5.625% Senior Notes due 2036

MARTIN MARIETTA MATERIALS, INC.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture (as supplemented by the Supplemental Indenture) referred to below unless otherwise indicated.

(1) Interest. Martin Marietta Materials, Inc., a North Carolina corporation, or its successor (the “Corporation”), promises to pay interest on the outstanding principal amount of this 2036 Note at the fixed rate per annum shown above, and at the same rate on any overdue principal or overdue installment of interest to the extent lawful. The Corporation shall pay interest in United States dollars semiannually in arrears on February 15 and August 15 of each year, commencing on [   ] (each, an “Interest Payment Date”), except as provided in Section 10.7 of the Indenture with respect to an Interest Payment Date that is not a Business Day. Interest on this 2036 Note shall accrue from, and including, the most recent date to which interest has been paid or, if no interest has been paid, from and including [   ]. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

(2) Method of Payment. The Corporation shall pay interest on this 2036 Note on the applicable Interest Payment Date to the Persons who are Holders of this 2036 Note at the close of business on the 15th calendar day immediately preceding such Interest Payment Date, whether or not such 15th calendar day is a Business Day, even if this 2036 Note is cancelled after such regular record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. This 2036 Note shall be payable as to principal, premium and interest at the office or agency of the Corporation maintained for such purpose within the Borough of Manhattan, The City and State of New York; provided that (a) payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Securities and (b) at the option of the Corporation, payment of interest on an Interest Payment Date may be made by check mailed to a Holder’s address. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of, premium, if any, and interest on this 2036 Note prior to the Stated Maturity Date shall be binding upon all future Holders of this 2036 Note, whether or not noted hereon. The amount due and payable at the maturity or earlier redemption or repurchase of this 2036 Note shall be payable only upon presentation and surrender of this 2036 Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3) Paying Agent and Registrar. Initially, the Trustee under the Indenture shall act as Paying Agent and Registrar. The Corporation may change any Paying Agent or Registrar for any reason, without notice to any Holder. The Corporation or any of its Subsidiaries may act in any such capacity.

(4) Indenture. The Corporation issued this 2036 Note under an Indenture dated as of May 22, 2017 (the “Indenture”) as supplemented by the Sixth Supplemental Indenture dated as of August 14, 2026 (the “Supplemental Indenture”), between the Corporation and the Trustee. The terms of this 2036 Note include those stated in the Indenture (as supplemented by the Supplemental Indenture) and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”). To the extent the provisions of this 2036 Note are inconsistent with the provisions of the Indenture (as supplemented by the Supplemental Indenture), the Indenture (as supplemented by the Supplemental Indenture) shall govern. This 2036 Note is subject to all such terms, and Holders are referred to the Indenture, the Supplemental Indenture and the TIA for a statement of such terms. The 2036 Notes issued on the Issue Date of the Notes are senior unsecured obligations of the Corporation initially limited to $________ in aggregate principal amount. The Indenture (as supplemented by the Supplemental Indenture) permits the issuance of additional 2036 Notes subject to compliance with certain conditions.

(5) Denominations, Transfer, Exchange. The 2036 Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of the 2036 Notes may be registered and the 2036 Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Corporation may require a Holder to pay any taxes and expenses required by law or permitted by the Indenture. The Corporation need not exchange or register the transfer of any 2036 Note or portion of a 2036 Note selected for optional redemption, except for the unredeemed portion of any 2036 Note being redeemed in part pursuant to an optional redemption. Also, it need not exchange or register the transfer of any 2036 Notes for a period of 15 days before a selection of 2036 Notes to be redeemed pursuant to an optional redemption or during the period between a regular record date and the corresponding Interest Payment Date.

(6) Special Mandatory Redemption; Change of Control Repurchase Event. This 2036 Note shall be subject to a special mandatory redemption under the circumstances specified in Section 2.13 of the Supplemental Indenture. This 2036 Note shall be subject to repurchase at the option of Holders under the circumstances specified in Section 3.3 of the Supplemental Indenture.

(7) Optional Redemption. This 2036 Note shall be subject to optional redemption in accordance with Section 2.11 of the Supplemental Indenture.

(8) Persons Deemed Owners. The Holder of this 2036 Note may be treated as its owner for all purposes.

(9) Trustee Dealings with the Corporation. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Corporation or its Affiliates, and may otherwise deal with the Corporation or its Affiliates, as if it were not the Trustee.

(10) No Recourse Against Others. No director, officer, employee or stockholder, past, present or future, of the Corporation or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Corporation under the 2036 Notes, the Supplemental Indenture or the Indenture by reason of his, her or its status as such director, officer, employee or stockholder.

No recourse may, to the full extent permitted by applicable law, be taken, directly or indirectly, with respect to the obligations of the Corporation on the 2036 Notes or under the Indenture, Supplemental Indenture or any related documents, any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, or (ii) any partner, owner, beneficiary, officer, director, employee, agent, successor or assign of the Trustee, each in its individual capacity, or (iii) any holder of equity in the Trustee.

Each Holder of 2036 Notes by accepting a 2036 Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the 2036 Notes.

(11) Authentication. This 2036 Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(12) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(13) CUSIP, ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Corporation has caused CUSIP and ISIN numbers to be printed on this 2036 Note and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on this 2036 Note or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

(14) THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THE 2036 NOTES. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE 2036 NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

The Corporation shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Martin Marietta Materials, Inc.

4123 Parklake Avenue

Raleigh, North Carolina 27612

Attention: General Counsel

ASSIGNMENT FORM

To assign this 2036 Note, fill in the form below: (I) or (we) assign and transfer this 2036 Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this 2036 Note on the books of the Corporation. The agent may substitute another to act for him.

Date: ________________

Your Signature:
(Sign exactly as your name appears on the face of this 2036 Note)

Signature guarantee: ______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT REPURCHASE

If you want to elect to have this 2036 Note repurchased by the Corporation pursuant to Section 3.3 (“Change of Control Repurchase Event”) of the Supplemental Indenture, check the box below:

[  ] Section 3.3

If you want to elect to have only part of this 2036 Note repurchased by the Corporation pursuant to Section 3.3 of the Supplemental Indenture, state the amount (in denominations of $2,000 and integral multiples of $1,000 in excess thereof) you elect to have repurchased:

$_____________________

Date:	Your Signature:
(Sign exactly as your name appears on this 2036 Note)

Tax Identification Number: _________________

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount at maturity of this 2036 Note shall be $________. The following decreases (or increases) in the principal amount at maturity of this Note have been made:

Date of Decrease (or Increase)	Amount of Decrease in Principal Amount of This Global Note	Amount of Increase in Principal Amount of This Global Note	Principal Amount of This Global Note Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Note Custodian

EXHIBIT E

[Form of 2056 Note]

[UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF ANY SUCCESSOR DEPOSITARY.]1

[1]	Remove Global Securities Legend if inapplicable.

MARTIN MARIETTA MATERIALS, INC.

6.375% SENIOR NOTES DUE 2056

No. _____	CUSIP: 573284 BG0 ISIN: US573284BG04

Martin Marietta Materials, Inc., a North Carolina corporation, promises to pay to Cede & Co., or registered assigns, the principal amount of __________________ Dollars ($________) on August 15, 2056, or such other amount as provided on the “Schedule of Principal Amount” attached hereto.

Interest Payment Dates: February 15 and August 15, beginning on [  ]

Record Dates: 15th calendar day immediately preceding the applicable Interest Payment Date

Reference is made to further provisions of this 6.375% Senior Note due 2056 (this “2056 Note”) set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, the Holder of this 2056 Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

In WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Dated [  ]

MARTIN MARIETTA MATERIALS, INC. as Issuer

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the 2056 Notes referred to in the within-mentioned Supplemental Indenture:
Dated [ ]

REGIONS BANK, as Trustee

By:
Authorized Signatory

[Martin Marietta Materials, Inc. – Signature Page to 2056 Global Note]

(Reverse of Note)

6.375% Senior Notes due 2056

MARTIN MARIETTA MATERIALS, INC.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture (as supplemented by the Supplemental Indenture) referred to below unless otherwise indicated.

(1) Interest. Martin Marietta Materials, Inc., a North Carolina corporation, or its successor (the “Corporation”), promises to pay interest on the outstanding principal amount of this 2056 Note at the fixed rate per annum shown above, and at the same rate on any overdue principal or overdue installment of interest to the extent lawful. The Corporation shall pay interest in United States dollars semiannually in arrears on February 15 and August 15 of each year, commencing on [  ] (each, an “Interest Payment Date”), except as provided in Section 10.7 of the Indenture with respect to an Interest Payment Date that is not a Business Day. Interest on this 2056 Note shall accrue from, and including, the most recent date to which interest has been paid or, if no interest has been paid, from and including [  ]. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

(2) Method of Payment. The Corporation shall pay interest on this 2056 Note on the applicable Interest Payment Date to the Persons who are Holders of this 2056 Note at the close of business on the 15th calendar day immediately preceding such Interest Payment Date, whether or not such 15th calendar day is a Business Day, even if this 2056 Note is cancelled after such regular record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. This 2056 Note shall be payable as to principal, premium and interest at the office or agency of the Corporation maintained for such purpose within the Borough of Manhattan, The City and State of New York; provided that (a) payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Securities and (b) at the option of the Corporation, payment of interest on an Interest Payment Date may be made by check mailed to a Holder’s address. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of, premium, if any, and interest on this 2056 Note prior to the Stated Maturity Date shall be binding upon all future Holders of this 2056 Note, whether or not noted hereon. The amount due and payable at the maturity or earlier redemption or repurchase of this 2056 Note shall be payable only upon presentation and surrender of this 2056 Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3) Paying Agent and Registrar. Initially, the Trustee under the Indenture shall act as Paying Agent and Registrar. The Corporation may change any Paying Agent or Registrar for any reason, without notice to any Holder. The Corporation or any of its Subsidiaries may act in any such capacity.

(4) Indenture. The Corporation issued this 2056 Note under an Indenture dated as of May 22, 2017 (the “Indenture”) as supplemented by the Sixth Supplemental Indenture dated as of August 14, 2026 (the “Supplemental Indenture”), between the Corporation and the Trustee. The terms of this 2056 Note include those stated in the Indenture (as supplemented by the Supplemental Indenture) and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”). To the extent the provisions of this 2056 Note are inconsistent with the provisions of the Indenture (as supplemented by the Supplemental Indenture), the Indenture (as supplemented by the Supplemental Indenture) shall govern. This 2056 Note is subject to all such terms, and Holders are referred to the Indenture, the Supplemental Indenture and the TIA for a statement of such terms. The 2056 Notes issued on the Issue Date of the Notes are senior unsecured obligations of the Corporation initially limited to $________ in aggregate principal amount. The Indenture (as supplemented by the Supplemental Indenture) permits the issuance of additional 2056 Notes subject to compliance with certain conditions.

(5) Denominations, Transfer, Exchange. The 2056 Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of the 2056 Notes may be registered and the 2056 Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Corporation may require a Holder to pay any taxes and expenses required by law or permitted by the Indenture. The Corporation need not exchange or register the transfer of any 2056 Note or portion of a 2056 Note selected for optional redemption, except for the unredeemed portion of any 2056 Note being redeemed in part pursuant to an optional redemption. Also, it need not exchange or register the transfer of any 2056 Notes for a period of 15 days before a selection of 2056 Notes to be redeemed pursuant to an optional redemption or during the period between a regular record date and the corresponding Interest Payment Date.

(6) Special Mandatory Redemption; Change of Control Repurchase Event. This 2056 Note shall be subject to a special mandatory redemption under the circumstances specified in Section 2.13 of the Supplemental Indenture. This 2056 Note shall be subject to repurchase at the option of Holders under the circumstances specified in Section 3.3 of the Supplemental Indenture.

(7) Optional Redemption. This 2056 Note shall be subject to optional redemption in accordance with Section 2.12 of the Supplemental Indenture.

(8) Persons Deemed Owners. The Holder of this 2056 Note may be treated as its owner for all purposes.

(9) Trustee Dealings with the Corporation. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Corporation or its Affiliates, and may otherwise deal with the Corporation or its Affiliates, as if it were not the Trustee.

(10) No Recourse Against Others. No director, officer, employee or stockholder, past, present or future, of the Corporation or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Corporation under the 2056 Notes, the Supplemental Indenture or the Indenture by reason of his, her or its status as such director, officer, employee or stockholder.

No recourse may, to the full extent permitted by applicable law, be taken, directly or indirectly, with respect to the obligations of the Corporation on the 2056 Notes or under the Indenture, Supplemental Indenture or any related documents, any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, or (ii) any partner, owner, beneficiary, officer, director, employee, agent, successor or assign of the Trustee, each in its individual capacity, or (iii) any holder of equity in the Trustee.

Each Holder of 2056 Notes by accepting a 2056 Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the 2056 Notes.

(11) Authentication. This 2056 Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(12) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(13) CUSIP, ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Corporation has caused CUSIP and ISIN numbers to be printed on this 2056 Note and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on this 2056 Note or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

(14) THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THE 2056 NOTES. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE 2056 NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

The Corporation shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Martin Marietta Materials, Inc.

4123 Parklake Avenue

Raleigh, North Carolina 27612

Attention: General Counsel

ASSIGNMENT FORM

To assign this 2056 Note, fill in the form below: (I) or (we) assign and transfer this 2056 Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this 2056 Note on the books of the Corporation. The agent may substitute another to act for him.

Date: ________________

Your Signature:

(Sign exactly as your name appears on the face of this 2056 Note)

Signature guarantee: ______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT REPURCHASE

If you want to elect to have this 2056 Note repurchased by the Corporation pursuant to Section 3.3 (“Change of Control Repurchase Event”) of the Supplemental Indenture, check the box below:

[  ] Section 3.3

If you want to elect to have only part of this 2056 Note repurchased by the Corporation pursuant to Section 3.3 of the Supplemental Indenture, state the amount (in denominations of $2,000 and integral multiples of $1,000 in excess thereof) you elect to have repurchased:

$_____________________

Date:	Your Signature:
(Sign exactly as your name appears on this 2056 Note)

Tax Identification Number: _________________

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount at maturity of this 2056 Note shall be $________. The following decreases (or increases) in the principal amount at maturity of this Note have been made:

Date of Decrease (or Increase)	Amount of Decrease in Principal Amount of This Global Note	Amount of Increase in Principal Amount of This Global Note	Principal Amount of This Global Note Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Note Custodian